EXHIBIT 99.2
TABLE 1
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED REVENUES
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2014	2013	2012	2011	2010
Revenues, as revised	$1,591,315	$1,079,921	$1,095,533	$1,137,646	$1,066,546

Reclassification of revenues as a result of the consolidation of Douglas Elliman (a)	—	416,453	378,175	346,309	348,136
Purchase accounting adjustments (b)	1,768	1,357	—	—	—
Total adjustments	1,768	417,810	378,175	346,309	348,136

Pro-forma Adjusted Revenues, as revised	$1,593,083	$1,497,731	$1,473,708	$1,483,955	$1,414,682

Pro-forma Adjusted Revenues by Segment
Tobacco	$1,021,259	$1,014,341	$1,084,546	$1,133,380	$1,063,289
E-cigarettes	8,589	—	—	—	—
Real Estate (c)	563,235	483,390	389,162	350,575	351,393
Corporate and Other	—	—	—	—	—
Total	$1,593,083	$1,497,731	$1,473,708	$1,483,955	$1,414,682

a.
Represents revenues of Douglas Elliman Realty, LLC for the respective annual periods. For the year ended December 31, 2013, represents revenues from Douglas Elliman Realty, LLC for the period from January 1, 2013 to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements. The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method and revenues from Douglas Elliman Realty, LLC was not included in the Company's revenues.

b.
Amounts represent one-time purchase accounting adjustments to fair value for deferred revenues recorded in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

c.
Includes Pro-forma Adjusted Revenues from Douglas Elliman Realty, LLC of $543,230, $456,909, $384,267, $346,309 and $348,136 for the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.

TABLE 2
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net income attributed to Vector Group Ltd.	$36,978	$38,944	$30,622	$75,020	$54,084
Interest expense	160,991	132,147	110,102	100,706	84,096
Income tax expense	33,251	24,795	23,095	48,137	31,486
Net income (loss) attributed to non-controlling interest	12,258	(252)	—	—	—
Depreciation and amortization	24,499	12,631	10,608	10,607	10,790
EBITDA	$267,977	$208,265	$174,427	$234,470	$180,456
Change in fair value of derivatives embedded within convertible debt (a)	(19,409)	(18,935)	7,476	(7,984)	(11,524)
Gain on liquidation of long-term investments	—	—	—	(25,832)	—
Equity (gain) loss on long-term investments (b)	(1,242)	(2,066)	1,261	859	(1,489)
Gain on sale of investment securities available for sale	11	(5,152)	(1,640)	(23,257)	(19,869)
Equity income from real estate ventures (c)	(4,103)	(22,925)	(29,764)	(19,966)	(23,963)
Gain on sale of townhomes	—	—	—	(3,843)	—
Loss on extinguishment of debt	—	21,458	—	1,217	—
Acceleration of interest expense related to debt conversion	5,205	12,414	14,960	—	—
Stock-based compensation expense (d)	3,251	2,519	5,563	3,183	2,704
Litigation settlement and judgment expense (e)	2,475	88,106	—	—	19,161
Impact of MSA Settlement (f)	(1,419)	(11,823)	—	—	—
Gain on acquisition of Douglas Elliman	—	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (g)	—	46,640	31,558	30,991	44,778
Purchase accounting adjustments	1,478	—	—	—	—
Other, net	(10,552)	(7,550)	(1,179)	(1,736)	(1,508)
Pro-forma Adjusted EBITDA	$243,672	$250,109	$202,662	$188,102	$188,746
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(15,858)	(13,717)	(9,281)	(9,114)	(13,169)
Pro-forma Adjusted EBITDA attributed to Vector Group Ltd.	$227,814	$236,392	$193,381	$178,988	$175,577

Pro-forma Adjusted EBITDA by Segment
Tobacco	$211,168	$198,866	$185,798	$173,721	$157,528
E-cigarettes	(13,124)	(1,019)	—	—	—
Real Estate (h)	56,036	64,866	29,959	29,388	44,445
Corporate and Other	(10,408)	(12,604)	(13,095)	(15,007)	(13,227)
Total	$243,672	$250,109	$202,662	$188,102	$188,746

Pro-forma Adjusted EBITDA Attributed to Vector Group by Segment
Tobacco	$211,168	$198,866	$185,798	$173,721	$157,528
E-cigarettes	(13,124)	(1,019)	—	—	—
Real Estate (i)	40,178	51,149	20,678	20,274	31,276
Corporate and Other	(10,408)	(12,604)	(13,095)	(15,007)	(13,227)
Total	$227,814	$236,392	$193,381	$178,988	$175,577

a.	Represents income or losses recognized from changes in the fair value of the derivatives embedded in the Company's convertible debt.

b.	Represents income or losses recognized on long-term investments that the Company accounts for under the equity method.

c.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

d.	Represents amortization of stock-based compensation.

e.	Represents accrual for a settlement of an Engle progeny judgment.

f.	Represents the Company's tobacco business's settlement of a long-standing dispute related to the Master Settlement Agreement.

g.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements. The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

h.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $50,655, $45,710, $30,910, $30,991, and $44,778 for the years ended December 31, 2014, 2013, 2012, 2011, and 2010 respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

i.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $35,757, $32,267, $21,629, $21,877, and $31,609 for the years ended December 31, 2014, 2013, 2012, 2011, and 2010 respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for non-controlling interest.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2015	2015	2014	2014	2014	2014

Net income attributed to Vector Group Ltd.	$17,868	$20,956	$11,594	$14,879	$7,925	$2,580

Acceleration of interest expense related to debt conversion	—	—	93	994	439	3,679
Change in fair value of derivatives embedded within convertible debt	(5,256)	(6,460)	(11,962)	(7,127)	(1,970)	1,650
Non-cash amortization of debt discount on convertible debt	6,516	5,943	9,744	14,581	14,691	12,456
Litigation settlement and judgment expense (a)	1,250	843	750	225	—	1,500
Impact of MSA Settlement (b)	1,607	—	—	—	(1,419)	—
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (c)	—	—	—	—	—	(1,231)
Douglas Elliman Realty, LLC purchase accounting adjustments (d)	1,343	1,251	1,189	1,252	1,223	2,356
Total adjustments	5,460	1,577	(186)	9,925	12,964	20,410

Tax expense related to adjustments	(2,258)	(652)	77	(4,104)	(5,360)	(8,440)
Adjustments to income tax expense due to purchase accounting (e)	—	—	365	1,305	—	—
Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$21,070	$21,881	$11,850	$22,005	$15,529	$14,550

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.17	$0.18	$0.10	$0.20	$0.14	$0.14

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 and would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

d.
Represents 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

e.
Represents adjustments to income tax expense due to a change in the Company's marginal income tax rate from 40.6% to 41.35% as a result of its acquisition of 20.59% of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 3
VECTOR GROUP LTD. AND SUBSIDIARIES
RECONCILIATION OF PRO-FORMA ADJUSTED NET INCOME
(Unaudited)
(Dollars in Thousands, Except Per Share Amounts)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net income attributed to Vector Group Ltd.	$36,978	$38,944	$30,622	$75,020	$54,084

Acceleration of interest expense related to debt conversion	5,205	12,414	14,960	1,217	—
Change in fair value of derivatives embedded within convertible debt	(19,409)	(18,935)	7,476	(7,984)	(11,524)
Non-cash amortization of debt discount on convertible debt	51,472	36,378	18,016	10,441	6,967
Loss on extinguishment of 11% Senior Secured Notes due 2015	—	21,458	—	—	—
Litigation settlement and judgment expense (a)	2,475	88,106	—	—	19,161
Impact of MSA Settlement (b)	(1,419)	(11,823)	—	—	—
Interest income from MSA Settlement (c)	—	(1,971)	—	—	—
Gain on acquisition of Douglas Elliman Realty, LLC (d)	—	(60,842)	—	—	—
Adjustment to reflect additional 20.59% of net income from Douglas Elliman Realty, LLC (e)	—	8,557	5,947	5,811	8,509
Out-of-period adjustment related to Douglas Elliman acquisition in 2013 (f)	(1,231)	—	—	—	—
Douglas Elliman Realty, LLC purchase accounting adjustments (g)	6,019	1,165	—	—	—
Gain on liquidation of long-term investments	—	—	—	(25,832)	—
Gain on townhomes	—	—	—	(3,843)	—
Total adjustments	43,112	74,507	46,399	(20,190)	23,113

Tax (expense) benefit related to adjustments	(17,827)	(29,467)	(19,332)	8,197	(9,384)
Adjustments to income tax expense due to purchase accounting (h)	1,670	—	—	—	—

Pro-forma Adjusted Net Income attributed to Vector Group Ltd.	$63,933	$83,984	$57,689	$63,027	$67,813

Per diluted common share:

Pro-forma Adjusted Net Income applicable to common shares attributed to Vector Group Ltd.	$0.57	$0.81	$0.58	$0.64	$0.70

a. Represents accrual for a settlement of an Engle progeny judgment.

b.	Represents the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

c.	Represents interest income from the Company's tobacco segment's settlement of a long-standing dispute related to the Master Settlement Agreement.

d.	Represents gain associated with the increase of ownership of Douglas Elliman Realty, LLC.

e.
Represents 20.59% of Douglas Elliman Realty LLC's net income from January 1, 2013 to December 13, 2013 and the years ended December 31, 2012, 2011, and 2010. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company includes an additional 20.59% of Adjusted Net Income from Douglas Elliman Realty, LLC in the Company's Adjusted Net Income.

f.
Represents an out-of-period adjustment related to a non-accrual of a receivable from Douglas Elliman in the fourth quarter of 2013 and would have increased the Company’s gain on acquisition of Douglas Elliman in 2013.

g.
Amounts represents 70.59% of one-time purchase accounting adjustments to fair value for assets acquired in connection with the increase of the Company's ownership of Douglas Elliman Realty, LLC on December 13, 2013.

h.
Represents adjustments to income tax expense due to a change in the Company's marginal income tax rate from 40.6% to 41.35% as a result of its acquisition of 20.59% of Douglas Elliman Realty, LLC on December 13, 2013.

TABLE 4
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF NEW VALLEY LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Year Ended December 31,
	2014	2013	2012	2011	2010

Net income attributed to Vector Group Ltd. from subsidiary non-guarantors (a)	$21,420	$59,422	$16,406	$12,917	$13,797
Interest expense (a)	41	14	23	32	41
Income tax expense (a)	17,428	40,740	11,403	8,829	9,197
Net income (loss) attributed to non-controlling interest (a)	12,258	(252)	—	—	—
Depreciation and amortization	12,204	2,421	414	326	298
EBITDA	$63,351	$102,345	$28,246	$22,104	$23,333
Income from non-guarantors other than New Valley	93	131	—	—	—
Equity income from real estate ventures (b)	(4,103)	(22,925)	(29,764)	(19,966)	(23,963)
Gain on sale of townhomes	—	—	—	(3,843)	—
Gain on acquisition of Douglas Elliman	—	(60,842)	—	—	—
Reclassification of EBITDA as a result of the consolidation of Douglas Elliman (c)	—	46,640	31,558	30,991	44,778
Purchase accounting adjustments	1,478	—	—	—	—
Other, net	(4,786)	(348)	(136)	—	—
Pro-forma Adjusted EBITDA	$56,033	$65,001	$29,904	$29,286	$44,148
Pro-forma Adjusted EBITDA attributed to non-controlling interest	(15,858)	(13,717)	(9,281)	(9,114)	(13,169)
Pro-forma Adjusted EBITDA attributed to New Valley LLC	$40,175	$51,284	$20,623	$20,172	$30,979

Pro-forma Adjusted EBITDA by Segment
Real Estate (d)	$56,036	$64,866	$29,959	$29,388	$44,445
Corporate and Other	(3)	135	(55)	(102)	(297)
Total (f)	$56,033	$65,001	$29,904	$29,286	$44,148

Pro-forma Adjusted EBITDA Attributed to New Valley LLC by Segment
Real Estate (e)	$40,178	$51,149	$20,678	$20,274	$31,276
Corporate and Other	(3)	135	(55)	(102)	(297)
Total (f)	$40,175	$51,284	$20,623	$20,172	$30,979

a.
Amounts are derived from Vector Group Ltd.'s Consolidated Financial Statements. See Note entitled "Vector Group Ltd.'s Condensed Consolidating Financial Information" contained in Vector Group Ltd.'s Form 10-Q and 10-K for each respective period.

b.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.

c.
Represents EBITDA of Douglas Elliman Realty, LLC for all periods prior to December 13, 2013. On December 13, 2013, the Company increased its ownership of Douglas Elliman Realty, LLC from 50% to 70.59%. Consequently, after December 13, 2013, the Company consolidates the operations and financial position of Douglas Elliman Realty, LLC in its financial statements. The Company had previously accounted for its interest in Douglas Elliman Realty, LLC under the equity method, and operating income as well as depreciation and amortization expense from Douglas Elliman Realty, LLC, were not included in the Company's Adjusted EBITDA.

d.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC of $50,655, $45,710, $30,910, $30,991, and $44,778 for the years ended December 31, 2014, 2013, 2012, 2011, and 2010, respectively. Amounts reported in this footnote reflect 100% of Douglas Elliman Realty, LLC's entire Pro-forma Adjusted EBITDA.

e.
Includes Pro-forma Adjusted EBITDA for Douglas Elliman Realty, LLC less non-controlling interest of $35,757, $32,267, $21,629, $21,877, and $31,609 for the years ended December 31, 2014, 2013, 2012, 2011, and 2010 respectively. Amounts reported in this footnote have adjusted Douglas Elliman Realty, LLC's Pro-forma Adjusted EBITDA for minority interest.

f.
New Valley's Pro-forma Adjusted EBITDA does not include an allocation of Vector Group Ltd.'s "Corporate and Other" segment's expenses of $10,408, $12,604, $13,095, and $15,007 for the years ended December 31 2014, 2013, 2012, and 2011, respectively.

TABLE 5
VECTOR GROUP LTD. AND SUBSIDIARIES
COMPUTATION OF DOUGLAS ELLIMAN REALTY, LLC PRO-FORMA ADJUSTED EBITDA
(Unaudited)
(Dollars in Thousands)

	Twelve Months Ended
	December 31,
	2014	2013	2012

Net income attributed to Douglas Elliman Realty, LLC	$38,414	$38,095	$28,881
Interest expense	38	18	62
Income tax expense	1,374	996	780
Depreciation and amortization	11,855	6,209	3,664
Douglas Elliman Realty, LLC EBITDA	$51,681	$45,318	$33,387
Equity income from real estate ventures (a)	(110)	(57)	(1,829)
Purchase accounting adjustments	1,478	1,357	—
Income from Douglas Elliman Florida LLC	—	(930)	(648)
Other, net	(2,394)	22	—
Douglas Elliman Realty, LLC Pro-forma Adjusted EBITDA	$50,655	$45,710	$30,910

a.	Represents equity income recognized from the Company's investment in certain real estate businesses that are not consolidated in its financial results.